UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2015

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14222	22-3410353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Route 10 West Whippany, NJ	07981
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 887-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On February 10, 2015, Suburban Propane Partners, L.P. (“Suburban”) entered into an underwriting agreement (the “Underwriting Agreement”) with Suburban Energy Finance Corp. (the “Corporation,” together with Suburban, the “Issuers”), Suburban Propane, L.P. and Wells Fargo Securities, LLC, acting as representative of the several underwriters named therein (collectively, the “Underwriters”), providing for its underwritten public offering of $250,000,000 aggregate principal amount of 5.750% senior notes due March 1, 2025. The Corporation, a wholly-owned direct subsidiary of Suburban, is the co-issuer of the notes. The offer and sale of the notes is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an automatic shelf registration statement on Form S-3 (File No. 333-195864) filed with the SEC on May 12, 2014. Suburban expects the transaction to close on or about February 25, 2015.

In the Underwriting Agreement, the Issuers agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The description of the Underwriting Agreement in this Form 8-K is a summary and is qualified in its entirety by the terms of the Underwriting Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Certain of the Underwriters and their related entities have engaged, and may in the future engage, in commercial and investment banking transactions with Suburban in the ordinary course of its business. Affiliates of certain Underwriters are lenders under Suburban’s credit facilities. These Underwriters and their related entities have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 10, 2015, Suburban issued a press release announcing the pricing of its public offering of $250,000,000 aggregate principal amount of 5.750% senior notes due 2025. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of February 10, 2015, among Suburban Propane Partners, L.P., Suburban Propane, L.P., Suburban Energy Finance Corp. and Wells Fargo Securities, LLC, as representative of the several underwriters named therein.

99.1	Press release of Suburban Propane Partners, L.P. dated February 10, 2015, announcing the pricing of its underwritten public offering of 5.750% senior notes due 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.

Date: February 11, 2015	By:	/s/ Michael A. Kuglin
	Name:	Michael A. Kuglin
	Title:	Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit

1.1	Underwriting Agreement, dated as of February 10, 2015, among Suburban Propane Partners, L.P., Suburban Propane, L.P., Suburban Energy Finance Corp. and Wells Fargo Securities, LLC, as representative of the several underwriters named therein.

99.1	Press release of Suburban Propane Partners, L.P. dated February 10, 2015, announcing the pricing of its underwritten public offering of 5.750% senior notes due 2025.